Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Amneal Pharmaceuticals, Inc. (the “Company”) for the fiscal quarter ended March 31, 2026 (the “Report”), Chintu Patel, Co-Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 7, 2026	By:	/s/ Chintu Patel
Chintu Patel
Co-Chief Executive Officer
(Co-Principal Executive Officer)
A signed original of this written statement required by Section 906 has been provided to Amneal Pharmaceuticals, Inc. and will be retained by Amneal Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.